     SECURITY AGREEMENT


     THIS SECURITY AGREEMENT ("Security Agreement") made as of January 8, 1997, by and between MELODY HOMES, INC., a Delaware corporation, and MELODY MORTGAGE CO., a Colorado corporation (hereinafter individually and collectively called the "Debtor"), and FIRST HAWAIIAN BANK, a Hawaii corporation, as agent for the "Banks" listed on that certain Credit Agreement dated March 29, 1996, executed by and between Schuler Homes, Inc., a Delaware corporation and said Banks (hereinafter called the "Secured Party"),

                                 WITNESSETH THAT

     To secure the repayment of up to FOURTEEN MILLION AND NO/100 DOLLARS ($14,000,000.00) of indebtedness incurred by Schuler Homes, Inc., a Delaware corporation (the "Borrower") in the total principal sum of ONE HUNDRED TEN MILLION AND NO/100 DOLLARS ($110,000,000.00), which indebtedness is evidenced by that certain promissory note in that amount dated March 29, 1996, executed by the Borrower, as maker, and made payable to the Secured Party, the provisions of such note and any renewals, extensions or modifications thereof being incorporated herein by reference, being secured hereby and being hereinafter referred to as the "Note";

     AND ALSO to secure the observance and performance by the Debtor of all covenants, agreements, obligations and conditions required to be observed and performed by the Debtor under this Security Agreement, including, but not limited to, the payment by the Debtor to the Secured Party of all sums expended or advanced by the Secured Party pursuant to the provisions of this Security Agreement, and under that certain Negative Pledge Agreement executed concurrently herewith by the Debtor for the benefit of the Secured Party (the "Negative Pledge Agreement");

     AND ALSO to secure the observance and performance by the Borrower of all covenants, agreements, obligations and conditions required to be observed and performed by the Borrower under that certain Credit Agreement dated March 29, 1996, executed by the Borrower and the Secured Party, as amended by Supplement No. 1 to Credit Agreement dated as of January 8, 1997 (the "Credit Agreement"), and the observance and performance by the Borrower or the Debtor of all covenants, agreements, obligations and conditions required to be observed and performed by the Borrower or the Debtor under the other "Loan Documents", as defined therein;

     AND ALSO to secure the payment by the Borrower to the Secured Party of all other sums now or hereafter loaned or advanced by the Secured Party to the Borrower, expended by the Secured Party for the account of the Borrower, or otherwise owing by the Borrower to the Secured Party on any and every account whatsoever;

     THE DEBTOR DOES HEREBY grant, assign, convey, transfer, deliver, and set over to the Secured Party, its successors and assigns, absolutely and forever, all of the property set forth in Exhibit "1" attached hereto and made a part hereof (hereinafter called the "Collateral"), TOGETHER WITH a "security interest", as that term is used or defined in the Uniform Commercial Code as enacted in the State of Colorado, in such property, upon the terms and conditions hereinafter set forth, subject, however, only to the prior security interest of Bank One, Arizona, N.A., a national banking association ("Bank One"); provided however that the security interest granted by these presents shall remain in effect until all amounts due under the Credit Agreement are paid in full.

     TOGETHER WITH all right, title and interest of the Debtor in, and to use, lease or dispose of, the Collateral as well as any proceeds deriving from such Collateral;

     TO HAVE AND TO HOLD the same unto the Secured Party and its successors and assigns, absolutely and forever, as security as aforesaid;

     UPON CONDITION that if the Borrower shall well and truly pay to the Secured Party the principal amount of the Note, with interest, fees, charges and premium, if any, according to its provisions and effect, and if the Borrower shall discharge any and all obligations that now or hereafter may be or become owing, directly or contingently, by the Borrower to the Secured Party on any and every account, whether or not the same are mature, of which obligations the books of the Secured Party shall be PRIMA FACIE evidence, and if the Debtor shall observe and perform all of the covenants, agreements, obligations and conditions to be observed and performed by the Debtor under this Security Agreement and the Negative Pledge Agreement, and if the Borrower or the Debtor shall observe and perform all of the covenants, agreements, obligations and conditions required to be observed and performed by the Borrower or the Debtor under the other Loan Documents, and if the Debtor shall pay the costs of release, the Secured Party will, upon request of the Debtor, release the Collateral from the security interest created by this Security Agreement and these presents shall be void, it being understood, however, that an affidavit, certificate, letter or statement of any officer of the Secured Party showing that any part of the indebtedness remains unpaid or any covenants, agreements, obligations or conditions remain unperformed shall constitute conclusive evidence of the validity, effectiveness and continuing force of this Security Agreement.

     Subject to the terms hereof, until the happening of an Event of Default, as hereinafter defined, the Debtor shall be entitled to use and to possess the Collateral.

     BUT, if any one or more of the following events, hereinafter called "Events of Default" shall occur:

     (a) Default shall be made by the Borrower in the payment of principal, interest, fees or charges when due on the Note; or

     (b) Default shall be made by the Debtor in the due and punctual observance or performance of any other covenant, agreement, obligation or condition required to be observed or performed by the Debtor under this Security Agreement or the Negative Pledge Agreement, or by the Borrower or the Debtor in the due and punctual observance and performance of any other covenant, agreement, obligation or condition required to be observed or performed by the Borrower or the Debtor under any of the other Loan Documents and such default shall not be remedied within twenty
(20) days after the Secured Party notifies the Debtor or the Borrower of such default; or

     (c) The Borrower or the Debtor shall become voluntarily or involuntarily dissolved or become insolvent, or the Borrower or the Debtor shall admit in writing the Borrower's or the Debtor's inability to meet the Borrower's or the Debtor's debts as they become due, or shall file a voluntary petition in bankruptcy, or make an assignment for the benefit of creditors, or consent to the appointment of a receiver or trustee for all or a substantial part of the Borrower's or the Debtor's properties, or file a petition, answer or other instrument seeking or acquiescing to the arrangement of the Borrower's or the Debtor's debts, or other relief under the federal bankruptcy laws or any other applicable law of the United States of America or any state or territory thereof for the relief of debtors; or

     (d) A decree or order of a court having jurisdiction in the premises shall be entered (i) adjudging the Borrower or the Debtor to be bankrupt or insolvent, or (ii) appointing a receiver or trustee or assignee in bankruptcy or insolvency of the Borrower or the Debtor or the Borrower's or the Debtor's properties, or
(iii) directing the winding up or liquidation of the Borrower's or the Debtor's affairs; or

     (e) Any representation or warranty made by the Debtor herein, or by the Borrower or the Debtor in connection with any of the other Loan Documents, shall be untrue in any material respect; or

     (f) All or a material part of the Collateral shall substantially decrease in value and, after demand by the Secured Party, the Debtor shall fail to furnish additional security satisfactory to the Secured Party; or

     (g) There shall be any attachment, execution, forfeiture or other seizure of, or affecting, the Collateral, or any part thereof, unless the Debtor sets aside, dissolves, bonds off or otherwise eliminates such attachment, execution or seizure within thirty (30) days after its occurrence; or

     (h) There shall be entered against the Borrower or the Debtor a final judgment which alone or with other outstanding final judgments against the Borrower or the Debtor exceeds in the aggregate $100,000.00, and within thirty
(30) days after entry thereof such judgment or judgments shall not have been discharged or execution thereof stayed pending appeal, or within thirty (30) days after the expiration of any such stay such judgment or judgments shall not have been discharged; or

     (i) Any other "Event of Default", as defined in the Credit Agreement, shall have occurred and such default shall not have been remedied within the applicable grace period, if any, therefor; or

     THEN, AND IN ANY SUCH EVENT, the Secured Party, without obligation to do so and without releasing or waiving any of its rights, shall have the right, power, and authority, without notice, presentment or demand, to declare the unpaid principal amount of the Note and any interest thereon accrued and unpaid, and all fees, charges, and other sums due under the Loan Documents, to be immediately due and payable, whereupon such principal amount and interest and all such fees, charges and other sums, shall become and be immediately due and payable, and shall thereafter bear interest until fully paid at the rate specified in the Note to be paid in the event of default, and the Secured Party may, at its option, without notice and irrespective of whether declaration of default is required to be delivered to any party named in the Loan Documents or other instrument or obligations securing the Note or secured hereunder or whether remedies under other security instruments have been exercised, exercise all rights and remedies contained in the Loan Documents, including this Security Agreement, and shall have all rights and remedies available to the Secured Party under the Uniform Commercial Code or other applicable laws.

     Without limiting the generality of the foregoing, upon the occurrence of an Event of Default:

          (a) The Secured Party may, at the Secured Party's option and at the Debtor's expense, either in the Secured Party's own right or in the name of the Debtor and in the same manner and to the same extent that the Debtor might reasonably so act if this Security Agreement had not been made, (i) demand, sue for, collect, recover, receive and otherwise enforce payment of all proceeds and other sums due and payable from the Collateral, the Debtor hereby requesting and instructing all other parties to the "Contracts" (as that term is defined in Exhibit "1") or liable to the Debtor in connection with the Collateral to make all payments then due or which may thereafter become due thereunder or thereby directly to the Secured Party, and the Debtor further agreeing that the receipt by the Secured Party of any such payments shall be a complete release and discharge of the obligor or obligors thereof to the extent of the payment or payments so made; (ii) do all things requisite, convenient, or necessary to enforce the performance and observance of any and all other covenants, agreements, conditions, terms and provisions of the Contracts, and to exercise all the rights, remedies and privileges of the Debtor contained in the Contracts or arising from the Collateral, or any part thereof, including, but not limited to, the making, modifying, amending, enforcing, cancelling, surrendering or accepting the surrender of, terminating or extending any of the Contracts now or hereafter in effect, and also including the compromising, waiving, excusing, or in any manner releasing or discharging of any obligation of any party to or arising from the Collateral; (iii) take possession of the books, papers, and accounts of the Debtor, wherever located, relating to the Collateral; (iv) receive, and the Debtor will forthwith surrender to the Secured Party, the possession of the Collateral, and, to the extent permitted by law, the Secured Party may itself or by such officers or agents as it may appoint (A) manage or operate the Collateral or any part thereof, (B) exclude the Debtor, its agents and servants therefrom, (C) make, enforce, modify and accept the surrender of any Contracts or leases covering all or any portion of any property owned by the Debtor (the "Property"), (D) obtain and evict tenants, fix or modify purchase prices or rents, fill any and all vacancies and lease the Property, or any part thereof, and (E) do all acts, including the making of contracts, which the Secured Party deems necessary for the care or management of the Property, or the "Personal Property" (as that term is defined in Exhibit "1"); (v) sue or otherwise collect and receive moneys; and (vi) do all other things requisite, convenient or necessary to require the other parties to the Contracts to perform the same, or which the Secured Party deems proper to protect the security given hereunder.

          (b) The Secured Party may foreclose this Security Agreement in the manner now or hereafter provided or permitted by law, including treatment of the Collateral as real property subject to judicial foreclosure, and shall have the immediate right to receivership on EX PARTE order and without bond pending foreclosure, and may sell, assign, transfer or otherwise dispose of the Collateral at public or private sale, in whole or in part, and the Secured Party may, in its own name or as the irrevocably appointed attorney-in-fact of the Debtor, effectually assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, deeds, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporations with like power; and, if the Secured Party so instructs the Debtor, the Debtor shall assemble, without expense to the Secured Party, all of the Collateral at a convenient place in the state where the Property is located, and the Debtor shall ratify and confirm any such sale or transfer by delivering all proper instruments to such persons or corporations as may be designated in any such request. Any such foreclosure sale, assignment or transfer shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against the Debtor and all persons and entities claiming by or through or under the Debtor. Any such sale may be adjourned from time to time. Upon any sale, the Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale, may hold, retain and possess and dispose of the Collateral, in its absolute right without further accountability, and the Secured Party, at any such sale may, if permitted by law, after allowing for the proportion of the total purchase price required to be paid in cash for the costs and expenses of the sale, commissioner's compensation and other charges, apply as a credit against the purchase price, in lieu of cash, all amounts secured hereby, up to $14,000,000.00, to the extent required.

     In case of any Event of Default, neither the Debtor nor anyone claiming by, through or under the Debtor, to the extent the Debtor may lawfully so agree, shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any of the Collateral is situated in order to prevent or hinder the enforcement of this Security Agreement, or the absolute sale of the Collateral, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof; and the Debtor in the Debtor's own right and for all who may claim under the Debtor, hereby waives, to the full extent that the Debtor may lawfully do so, the benefit of all such laws and any and all right to have the estates comprised in the security intended to be created hereby marshalled upon any enforcement of the lien hereof and agrees that the Secured Party or any court having jurisdiction to foreclose such lien may sell the Collateral in parts or as an entirety. The Secured Party may apply the proceeds of any such sale in such order as the Secured Party shall choose, (i) to the costs and expenses of such sale and all proceedings in connection therewith, including counsel fees;
(ii) to the payment of any unreimbursed disbursements made by the Secured Party for taxes or assessments or other charges affecting the Collateral; (iii) to the repayment of all other unreimbursed disbursements and expenses and unpaid charges and fees due and owing to the Secured Party under the provisions of this Security Agreement or any of the other Loan Documents; and (iv) to the payment of the unpaid principal of and interest on the Note, and all other obligations of the Borrower or the Debtor under the Loan Documents, up to $14,000,000.00; and the remainder, if any, shall be paid over to the Debtor. If such proceeds shall be insufficient to discharge the entire indebtedness under the Loan Documents, the Secured Party may have any other legal recourse against the Borrower for the deficiency.

     Nothing in this Security Agreement, the Note or any of the other Loan Documents shall affect or impair the right, which is unconditional and absolute, of the holder of the Note to enforce payment of the principal of, and interest and other charges on, the Note at or after the date therein expressed as the date when the same shall become due, or the obligation of the Borrower, which is likewise unconditional and absolute, to pay such amounts at the respective times and places therein expressed.

     A. DEBTOR'S WARRANTIES. The Debtor warrants and represents to the Secured Party as follows:

          1. The Debtor is a party to each of the Contracts and is the absolute and sole owner of the interest in and to the Contracts subject to this Security Agreement, with full right and title to assign the same to the Secured Party and to grant the Secured Party a security interest in the same and the sums due or to become due thereunder; the Debtor has to date fully and faithfully observed and performed all of the terms, obligations, covenants, conditions, and warranties to be observed and performed by the Debtor thereunder, and no event has occurred and is continuing which constitutes, or with notice or the passage of time would constitute, a default thereunder; the Contracts are genuine, valid, subsisting and enforceable upon all parties thereto according to their terms; the Debtor has not alienated, assigned, pledged, transferred, mortgaged or otherwise encumbered any of the rights or interests of the Debtor therein or thereto, including the sums due or to become due thereunder, except for such pledge and assignment to Bank One; no financing statement or any other lien or encumbrance covering any of the Collateral is on file in any recordation office in the State of Colorado, or is otherwise outstanding, except relating to equipment leases and liens and encumbrances in favor of Bank One; the other parties to the Contracts have no offsets, counterclaims or defenses against the Debtor, whether arising out of the Contracts or otherwise; no payments of any kind required thereunder have been anticipated, discounted, waived, released, or set-off; no parties thereto have been discharged, excused, or released; no claims under the Contracts have been compromised; the Debtor has not accepted any payments under any of the Contracts, except as permitted by the terms thereof; all payments thereunder are current; and nothing in any of the

Contracts would prevent the Secured Party from enforcing any of the rights and remedies that the Debtor might have if this Security Agreement had not been executed.

          2. The Debtor is the lawful owner of the Collateral and has the right to the use and possession of the Collateral and has good right to grant or convey the same as security under this Security Agreement; the Collateral is free and clear of any lien or right prior to or on a parity with the lien of this Security Agreement, except as noted above; the Debtor will, on behalf of the Secured Party, defend forever against any claims or demands thereon made by all persons; and there exist no offsets, counterclaims or defenses to the Debtor's rights therein or thereto.

          3. Melody Homes, Inc., is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and Melody Mortgage Co., is a corporation duly organized and validly existing and in good standing under the laws of the State of Colorado, and each has all requisite corporate power and authority to carry on the business and own the property that it now carries on and owns.

          4. The Debtor has all requisite power and authority to execute this Security Agreement, to secure the payment of up to $14,000,000.00 under the Note by the execution of this Security Agreement and to carry out the provisions of this Security Agreement. The execution and delivery of this Security Agreement have been duly authorized by the Board of Directors of the Debtor and, to the extent required by law, by the stockholders of the Debtor, and no other corporate action of the Debtor is requisite to the execution and delivery of this Security Agreement.

          5. All tax returns and reports of the Debtor required by law to be filed have been duly filed, and all taxes, assessments, contributions, fees and other governmental charges (other than those currently payable without penalty or interest and those currently being contested in good faith) upon the Debtor or upon the Debtor's properties, assets or income which are due and payable have been paid.

          6. There are no actions, suits or proceedings pending or, to the knowledge of the Debtor, threatened against or affecting the Debtor or the Collateral in any court at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality, an adverse decision in which might materially affect the Debtor's ability to perform the Debtor's obligations under this Security Agreement.

          7. The Debtor is not in violation of or in default with respect to any provision of its articles of incorporation or bylaws or any mortgage, indenture, contract, agreement or instrument applicable to the Debtor, or by which the Debtor is bound, and the execution, delivery, performance of and compliance with this Security Agreement will not result in any such violation or be in conflict with or constitute a default under any such provision, or result in the creation of any mortgage, lien, security interest or charge on any of the properties or assets of the Debtor not contemplated by this Security Agreement; and there is no provision of its articles of incorporation or bylaws or any mortgage, indenture, contract, agreement or instrument applicable to the Debtor or by which the Debtor is bound which materially adversely affects, or in the future (so far as the Debtor can now foresee) will materially adversely affect, the business or prospects or condition (financial or other) of the Debtor or of any of its properties or assets.

          8. Any financial statements heretofore delivered to the Secured Party by the Borrower or the Debtor are true and correct in all respects, have been prepared in accordance with generally accepted accounting principles, and fairly represent the respective financial conditions of the subjects thereof as of the respective dates thereof; no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof; and no additional borrowings have been made by the Borrower or the Debtor since the date thereof.

     B. DEBTOR'S COVENANTS. The Debtor hereby covenants and agrees with the Secured Party as follows:

          1. PAYMENT OF TAXES, ASSESSMENTS, ETC. The Debtor will punctually pay and discharge, or cause to be paid and discharged from time to time as the same shall become due, all taxes, rates, assessments, impositions, duties and other charges of every description to which the Collateral, or any part thereof, may during the term of this Security Agreement become liable by authority of law, the payment of which shall be secured by this Security Agreement. The Debtor will, upon request, deposit copies of the receipts therefor with the Secured Party no later than five (5) days prior to the final date such taxes, rates, assessments, impositions, duties and other charges may be paid without penalty.

          2. PRESERVATION OF CONTRACTS. Except in the ordinary course of business, the Debtor will not, without the prior written consent of the Secured
Party: (a) modify, change, alter, extend, terminate, cancel, tender or accept surrender of any of the Contracts; (b) reduce, discount, compromise, settle, waive, release, or set-off the amount of any sums payable thereunder, vary the terms of payment or otherwise change, alter or modify the same, or consent to the subordination of interest of any part thereto, or waive, excuse, condone, or in any manner release or discharge any party thereunder of or from their respective obligations, covenants, conditions, and agreements required to be performed; (c) execute any agreement which would prevent the Secured Party from acting as the Debtor, as provided herein; nor (d) alienate, assign, pledge, transfer, or encumber any of the rights or interests of the Debtor therein or thereto, including the sums due or to become due thereunder.

          3. PERFORMANCE. The Debtor will fully and faithfully abide by, observe, discharge, perform and enforce the performance of the terms, obligations, covenants, conditions, agreements and warranties required to be observed and performed by the Debtor under each of the Contracts, and under the Loan Documents, including this Security Agreement, and any other instrument secured hereunder, and will give prompt notice to the Secured Party of any default thereunder, whether by the Debtor or by any party thereto, together with an accurate and complete copy of any notice either received or sent by the Debtor. The Debtor will not, except in the ordinary course of business, anticipate, discount, compromise, settle, waive, release, or set off any sums due under the Contracts or in respect of the Personal Property or receive any sums in any manner inconsistent with the provisions of the Contracts or this Security Agreement.

          4. INDEMNIFICATION. The Debtor will indemnify and hold and save the Secured Party and each Bank harmless from and against any and all liability, loss, damage or expense of whatever kind or nature, including attorneys' fees and the allocated costs of internal legal services and disbursements of internal counsel, which the Secured Party or any Bank may at any time sustain or incur hereunder, including, but not limited to, any claims or demands whatsoever which may be asserted against the Secured Party or any Bank as a result of any failure on the part of the Debtor to perform, observe or discharge its obligations under any of the Contracts or involving any of the Collateral. Prior to actual entry and taking possession of any property by the Secured Party, this Security Agreement shall not operate to place responsibility upon the Secured Party for the control, care, management or repair of any property constituting security hereunder.

          5. ENFORCEMENT AND COLLECTION. The Debtor will, at no cost to the Secured Party, diligently enforce and secure the performance and observance of each and every obligation, covenant, condition and agreement of the other parties under all of the Contracts.

          6. DUPLICATE ORIGINALS. At the request of the Secured Party, the Debtor will furnish to the Secured Party a copy of each Contract now existing or hereafter executed by the Debtor.

          7. LITIGATION. The Debtor will appear in and defend any action or proceeding at law or in equity affecting in any manner all or part of the Collateral; and in such event (except where the purported defect affecting the security hereof arises or results from any act or omission of the Secured Party), the Debtor will pay all costs, charges and expenses, including cost of evidence of title and attorneys' fees and the allocated costs of internal legal services and disbursements of internal counsel incurred, and will fully indemnify the Secured Party and each Bank from and against any loss, damage, or expense, including attorneys' fees and the allocated costs of internal legal services and disbursements of internal counsel, sustained or incurred by the Secured Party or any Bank as a result of any failure on the part of the Debtor to comply with its obligations under this paragraph.

          8. LIENS. The Debtor will maintain the valid security interest of the Secured Party in the Collateral and the sums due thereunder, free and clear of all liens, claims, and encumbrances that may be, or are threatened to be, made prior to or on a parity with the security interest of the Secured Party herein, except for existing liens in favor of Bank One, and liens for taxes or assessments not yet payable or payable without penalty so long as payable. The Borrower shall not be entitled to claim any credit on interest payable on the Note or on any other payment secured hereby for any portion of the taxes assessed against the Collateral.

          9. FURTHER ASSURANCES. The Debtor will assist in the preparation of and execute and acknowledge from time to time, alone or with the Secured Party, and deliver, file or record any further instruments, including security agreements, financing or continuation statements, mortgages or other instruments, and do such further acts as the Secured Party may request to confirm, establish, continue, maintain and perfect the security interest of the Secured Party created by this Security Agreement and to subject the Collateral to the lien hereof, including all renewals, additions, substitutions, replacements or betterments thereto and all proceeds therefrom, and otherwise to protect the same against the rights and interests of third parties, and to execute all documents and perform all acts necessary to enforce the Contracts and to make the same binding, the Debtor agreeing to pay the cost of preparing, filing and recording the same.

          10. ACKNOWLEDGMENT OF DEBT. The Debtor, within five (5) days after request by the Secured Party in writing, will furnish to the Secured Party, or to any proposed assignee of this Security Agreement, a written statement duly acknowledged whether any off-sets, counterclaims or defenses exist against the obligations of the Debtor hereunder.

          11. PERSONAL PROPERTY. The Debtor agrees: (a) to keep all Personal Property intact and in good condition, order and repair; (b) at the Debtor's own expense to replace any portion thereof which may be broken or become obsolete or worn out or unfit for use; (c) to comply with all laws, rules and regulations made by governmental authority and applicable thereto; (d) not to commit or suffer any strip or waste of the Personal Property; and (e) not to alienate, assign, pledge, transfer, or encumber any of the rights or interests of the Debtor therein and thereto.

          12. INSURANCE. The Debtor will, in the name and for the benefit of the Secured Party, during the term of this Security Agreement, keep all of the Personal Property insured against hazards of such type or types and in such amount or amounts and form of policy as the Secured Party may from time to time require and will deposit the policies with the Secured Party. The Debtor further agrees to keep paid in advance all premiums and costs of all insurance required hereunder and, upon demand of the Secured Party, will furnish evidence of payment of such premiums. The Debtor, not less than thirty (30) days prior to the expiration date of each policy, shall deliver to the Secured Party a renewal policy or policies, accompanied by evidence of payment satisfactory to the Secured Party. All insurance required hereunder shall be effected under valid and enforceable policies issued by insurance companies authorized to do business in the State of Colorado, the Debtor hereby acknowledging receipt of written notice from the Secured Party that the Secured Party may not make the granting of the loan evidenced by the Note or the modification of any of the provisions of the Credit Agreement contingent upon the Debtor procuring any required insurance with an insurance company designated by the Secured Party. The Secured Party shall not be responsible for such insurance or for the collection of any insurance moneys, or for the insolvency of any insurer or insurance underwriter. The amount collected from any fire or other insurance policy may be applied by the Secured Party upon any indebtedness secured hereby and in such order as the Secured Party may determine, or, at the option of the Secured Party, the entire amount so collected, or any part thereof, may be applied to the restoration of the Personal Property, or released to the Debtor, without being deemed a payment on any of the indebtedness secured hereby. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. No lien upon any of such policies of insurance, or upon any refund or return premium which may be payable on the cancellation or termination thereof, shall be given to anyone other than the Secured Party, except by proper endorsement affixed to such policy and approved by the Secured Party. In the event of loss or physical damage to the Personal Property, the Debtor shall give immediate notice thereof by mail to the Secured Party, and the Secured Party may make proof of loss if the same is not made promptly by the Debtor. In the event of foreclosure of this Security Agreement, or other transfer of title to the Collateral in the extinguishment of the indebtedness secured hereby, all right, title and interest of the Debtor in and to any insurance policies then in force shall pass to the purchaser or the grantee. All such policies or other contracts for such insurance issued by the respective insurers shall, to the extent obtainable, be without contribution and contain an agreement by the insurer that the policy or other contract shall not be cancelled or materially changed without at least thirty (30) days' prior written notice to the Secured Party.

     C. MUTUAL COVENANTS. The Debtor and the Secured Party mutually covenant and agree each with the other as follows:

          1. SECURED PARTY NOT OBLIGATED TO PERFORM. Neither the acceptance of this Security Agreement by the Secured Party, nor the exercise of any rights hereunder by the Secured Party, shall be construed in any way as an assumption by the Secured Party of any obligations, responsibilities or duties of the Debtor arising from the Collateral assigned hereunder or otherwise bind the Secured Party to the performance of any of the terms and provisions contained in any of the Contracts or of any obligations respecting the Personal Property, it being expressly understood that the Secured Party shall not be obligated to perform, observe or discharge any obligation, responsibility, duty, or liability of the Debtor under any of the Collateral, including, but not limited to, appearing in or defending any action, expending any money or incurring any expenses in connection therewith.

          2. RIGHT OF SECURED PARTY TO DEFEND ACTION AFFECTING SECURITY. The Secured Party may, at the Debtor's expense, appear in and defend any action or proceeding at law or in equity purporting to affect the Secured Party's security interest under this Security Agreement.

          3. RIGHT OF SECURED PARTY TO PREVENT OR REMEDY DEFAULT. If the Debtor shall fail to perform any of the covenants, conditions or agreements required to be performed and observed by the Debtor under this Security Agreement, the Contracts, or any other instruments secured hereby, or in respect of the Personal Property, or if the Borrower or the Debtor shall fail to perform any of the covenants, agreements, obligations or conditions required to be performed or observed by the Borrower or the Debtor under any of the other Loan Documents, the Secured Party (a) may but shall not be obligated to take action the Secured Party deems necessary or desirable to prevent or remedy any such default by the Borrower or the Debtor or otherwise to protect the security interest of the Secured Party under this Security Agreement, and (b) shall have the absolute and immediate right to enter in and upon the Property in order to take possession of the Collateral or any part thereof to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by the Borrower or the Debtor, or otherwise to protect the security of this Security Agreement. The Secured Party may advance or expend such sums of money for the account of the Borrower or the Debtor, as the Secured Party in its sole discretion deems necessary for any such purpose.

          4. SECURED PARTY'S EXPENSES. All advances, costs, expenses, charges and attorneys' fees and the allocated costs of internal legal services and disbursements of internal counsel which the Secured Party or any Bank may make, pay or incur under any provision of this Security Agreement for the protection of its security or for the enforcement of any of its rights hereunder, or in foreclosure proceedings commenced and subsequently abandoned, or in any dispute or litigation in which the Secured Party or any Bank or the holder of the Note may become involved by reason of or arising out of the Loan Documents, including this Security Agreement, or any other instrument secured hereby, or the Collateral or the care and management of the Collateral, shall be paid by the Borrower or the Debtor to the Secured Party, or to the applicable Bank, upon demand, and shall bear interest until paid at the rate specified by the Note to be paid in the event of default thereunder, all of which obligations shall be additional charges upon the Collateral and be equally secured hereby.

          5. RIGHT OF SET-OFF. Upon the happening of any event entitling the Secured Party to pursue any remedy provided herein, or if the Secured Party or any Bank shall be served with garnishee process in which the Borrower or the Debtor shall be named as defendant, whether or not the Borrower or the Debtor shall be in default hereunder at the time, the Secured Party or any such Bank may, but shall not be required to, set off any indebtedness owing by the Secured Party or any such Bank to the Borrower or the Debtor against any indebtedness secured hereby, in accordance with the provisions of the Credit Agreement relating to set-offs (including without limitation, Section 2.15 thereof) without first resorting to the security hereunder and without prejudice to any other rights or remedies of the Secured Party or any Bank or its security interest herein.

          6. NO WAIVER. In case the Secured Party shall have proceeded to enforce any right or remedy hereunder and such proceedings shall have been discontinued or abandoned for any reason, then in every such case, the Debtor and the Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been taken. No failure or delay on the part of the Secured Party in exercising any right, remedy or power under this Security Agreement or in giving or insisting upon strict performance by the Debtor hereunder or in giving notice hereunder shall operate as a waiver of the same or any other power or right, and no single or partial exercise of any such power or right shall preclude any other or further exercise thereof or the exercise of any other such power or right. The Secured Party, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by the Debtor of any and all of the terms and provisions of this Security Agreement to be performed by the Debtor. The collection and application of proceeds, the entering onto the Property and taking possession of the Collateral, and the exercise of the rights of the Secured Party contained in the Loan Documents, including this Security Agreement, shall not cure or waive any default, or affect any notice of default, or invalidate any acts done pursuant to such notice. No waiver by the Secured Party of any breach or default of or by any party hereunder, shall be deemed to alter or affect the Secured Party's rights hereunder with respect to any prior or subsequent defaults.

          7. REMEDIES. No right or remedy herein reserved to the Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, and not in lieu of but in addition to any other rights or remedies given under this Security Agreement. Any and all of the Secured Party's rights and remedies may be exercised from time to time and as often as such exercise is deemed necessary or desirable by the Secured Party.

          8. RIGHT OF SECURED PARTY TO EXTEND TIME OF PAYMENT, SUBSTITUTE, RELEASE SECURITY, ETC. Without affecting the liability of any person, including the Debtor, for the payment of any indebtedness secured hereby, or the lien of this Security Agreement on the Collateral, or the remainder thereof, for the full amount of any indebtedness unpaid, the Secured Party may from time to time, without notice and without affecting or impairing any of the Secured Party's rights under this Security Agreement: (a) release any person liable for the payment of any of the indebtedness, (b) extend the time or otherwise alter the terms of payment of any of the indebtedness or accept a renewal note or notes to evidence such an extension or alteration, (c) accept payments or prepayments of principal without reducing the aggregate amount secured by this Security Agreement and make subsequent advances to the Borrower up to the amount described herein, (d) accept additional security therefor of any kind, including (but not limited to) deeds of trust or mortgages, (e) alter, substitute or release from any security interest or lien held by the Secured Party any property securing the indebtedness, (f) resort for the payment of the indebtedness secured hereby to its several securities therefor in such order and manner as it may deem fit, (g) join in granting any easement or creating any restriction thereon, or (h) join in any extension, subordination or other agreement affecting this Security Agreement or the lien or charge thereof.

          9. WAIVER OF SURETYSHIP DEFENSES, ETC. As used in this Security Agreement, the term "Third Party Secured Obligation" means any obligation secured by this Security Agreement which is required to be performed by any person or entity other than Debtor.

          (a) RIGHTS OF SECURED PARTY. Debtor authorizes Secured Party to perform any or all of the following acts at any time in its sole discretion, all without notice to Debtor and without affecting Secured Party's rights or Debtor's obligations under this

Security Agreement:

               (i) Secured Party may alter any terms of any Third Party Secured Obligation or any part of it, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Third Party Secured Obligation or any part of it.

               (ii) Secured Party may take and hold security for the Third Party Secured Obligation, accept additional or substituted security for any third Party Secured Obligation, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.

               (iii) Secured Party may apply any security now or later to be held for the Third Party Secured Obligation in any order that Secured Party in its sole discretion may choose, and may direct the order and manner of any sale of all or any part of it and bid at any such sale.

               (iv) Secured Party may release Borrower of its liability for the Third Party Secured Obligation or any part of it.

               (v) Secured Party may substitute, add or release any one or more guarantors or endorsers.

Debtor expressly agrees that until each and every term, covenant and condition of this Security Agreement is fully performed, Debtor shall not be released by any act or event which might be deemed a legal or equitable discharge of a surety, or because of any waiver, extension, modification, forbearance or delay or other act or omission of Secured Party or its failure to proceed promptly or otherwise as against Borrower or Debtor, or because of any action taken or omitted or circumstance which might vary the risk or affect the rights or remedies of Debtor as against Borrower, or because of any further dealings between Borrower and Secured Party, whether relating to the Third Party Secured Obligation or otherwise. It is the purpose and intent of this Security Agreement that the obligations of Debtor under it shall be absolute and unconditional under any and all circumstances.

          (b)  WAIVERS OF DEFENSES.  Debtor waives:

               (i) all statutes of limitations as a defense to any action or proceeding brought against Debtor by Secured Party, to the fullest extent permitted by law;

               (ii) any right it may have to require Secured Party to proceed against Borrower, proceed against or exhaust any security held from Borrower, or pursue any other remedy in Secured Party's power to pursue;

               (iii) any defense based on any legal disability of Borrower, any discharge or limitation of the liability of Borrower to Secured Party, whether consensual or arising by operation of law or any bankruptcy, reorganization, receivership, insolvency, or debtor-relief proceeding, or from any other cause, or any claim that Debtor's obligations exceed or are more burdensome than those of Borrower;

               (iv) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Security Agreement and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind;

               (v) any defense based on or arising out of any defense that Borrower may have to the payment or performance of the Third Party Secured Obligation or any part of it; and

               (vi) until the Third Party Secured Obligation has been paid and performed in full, all rights of subrogation, all rights to enforce any remedy that the Secured Party may have against Borrower, and all rights to participate in any security now or later to be held by the Secured Party for the Third Party Secured Obligation.

          (c)  IMPAIRMENT OF SUBROGATION RIGHTS.

               (i) Upon a default by Borrower, Secured Party in its sole discretion, without prior notice to or consent of Debtor, may elect to foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Third Party Secured Obligation, or accept an assignment of any such security in lieu of foreclosure, or compromise or adjust the Third Party Secured Obligation or any part of it or make any other accommodation with Borrower or Debtor, or Secured Party shall release or otherwise affect this Security Agreement. Debtor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Secured Party or any third party after any foreclosure or assignment in lieu of foreclosure of any security for the Third Party Secured Obligation.

               (ii) Debtor waives any and all defenses based on the absence, impairment or loss of any right of reimbursement, contribution or subrogation as against Borrower, or any other right or remedy of Debtor against Borrower, whether resulting from election of remedies by Secured Party, or from any defect in, failure of, or loss or absence of priority with respect to Secured Party's interest in its security, or otherwise (including, without limitation, any defense that any exercise by Secured Party of any right or remedy under this Security Agreement or any other Loan Document violates, or would, in combination with the previous or subsequent exercise by Debtor of any rights of subrogation, reimbursement, contribution or exercise by Debtor, of any rights of subrogation, reimbursement, contribution or indemnification against Borrower, directly or indirectly, result in or be deemed to be, a violation of any applicable law.

          (d) BORROWER'S FINANCIAL CONDITION. Debtor assumes full responsibility for keeping informed of Borrower's financial condition and business operations and all other circumstances affecting Borrower's ability to pay and perform its obligations to

Secured Party, and agrees that Secured Party shall have no duty to disclose to Debtor any information which Secured Party may receive about Borrower's financial condition, business operations, or any other circumstances bearing on its ability to perform.

     D.   MISCELLANEOUS.

          1. TERMS COMMERCIALLY REASONABLE. The terms of this Security Agreement shall be deemed commercially reasonable within the meaning of the Uniform Commercial Code.

          2. DEFINITIONS. The terms "advances", "costs", and "expenses" shall include, but shall not be limited to, attorneys' fees and the allocated costs of internal legal services and disbursements of internal counsel, whenever incurred. The terms "indebtedness" and "obligations" shall mean and include, but shall not be limited to, all claims, demands, obligations and liabilities whatsoever, however arising, whether owing by the Debtor individually or as a joint venturer, or jointly or in common with any other party, and whether absolute or contingent, and whether owing by the Debtor as principal debtor or as accommodation maker or as endorser, liquidated or unliquidated, and whenever contracted, accrued or payable. In this Security Agreement, whenever the context so requires, the neuter gender includes the masculine or feminine, and singular number includes the plural and vice versa.

          3. PARAGRAPH HEADINGS. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope or intent of any provisions of this Security Agreement.

          4. CHANGE, AMENDMENT, ETC. No change, amendment, modification, cancellation or discharge of any provision of this Security Agreement shall be valid unless consented to in writing by the Secured Party.

          5. ASSIGNMENT OF SECURED PARTY'S INTEREST. The Secured Party shall have the right to assign its interest in this Security Agreement to any subsequent holder of the Note.

          6. PARTIES IN INTEREST. As and when used herein, the terms "Borrower" and "Debtor" shall mean and include the Borrower and the Debtor hereinabove named and the respective heirs, personal representatives, successors, successors in trust and permitted assigns, and the term "Secured Party" shall mean and include the Secured Party herein named and its successors and assigns, and all covenants and agreements herein shall be binding upon and inure to the benefit of the Borrower, the Debtor, the Secured Party, and their respective successors and permitted assigns.

          7. APPLICABLE LAWS; SEVERABILITY. This Security Agreement shall be governed by and shall be construed and interpreted under and pursuant to the laws of the State of Colorado. If any provision of this Security Agreement is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Security Agreement shall remain unaffected.

          8. NOTICES. All notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing and personally delivered, or sent by registered or certified mail addressed as follows:

     To DEBTOR at:            c/o Schuler Homes, Inc.
                              848 Fort Street, 4th Floor
                              Honolulu, Hawaii 96813

     To SECURED PARTY at:     999 Bishop Street
                              Honolulu, Hawaii 96813
                              Attention:  Commercial Real Estate Division

Such addresses may be changed from time to time by the addressee by serving notice as provided above. Service of such notice or demand shall be deemed complete upon the earlier of the date of actual delivery or the second day after the date of mailing if mailed in Hawaii.

          9. COUNTERPARTS. This Security Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Security Agreement, it shall not be necessary to produce or account for more than one such counterpart.

          10. TERMS AND CONDITIONS OF THIS SECURITY AGREEMENT SUPPLEMENT OTHER LOAN DOCUMENTS. The terms and conditions of this Security Agreement and the covenants, representations and warranties of the Debtor under this Security Agreement shall not be deemed to supersede, amend or modify the obligations and duties of the Debtor or other parties under the Loan Documents. The terms and conditions of this Security Agreement and the covenants, representations and warranties of the Debtor hereunder merely supplement, and do not supplant or supersede provisions of similar effect or subject matter in the other Loan Documents.

     IN WITNESS WHEREOF, the Debtor and the Secured Party have executed these presents on the day and year first above written.


                                   MELODY HOMES, INC.

                                   By /s/ James K. Schuler
                                      --------------------------------
                                      Its President


                                   By
                                      --------------------------------
                                      Its


                                   MELODY MORTGAGE CO.

                                   By /s/ James K. Schuler
                                      --------------------------------
                                      Its President


                                   By
                                      --------------------------------
                                      Its
                                                                        DEBTOR


                                   FIRST HAWAIIAN BANK, as Agent


                                   By /s/ Koren K. Kubota
                                      --------------------------------
                                      Its Senior Vice President
                                                                 SECURED PARTY

                                   Exhibit "1"


     FIRST: All right, title and interest of the Debtor in and to any and all escrow agreements (the "Escrow Agreement"), including any and all modifications and extensions thereof, made by and between the Debtor and any escrow agent (the "Escrow Agent"), involving any project developed or constructed by the Debtor in the state of Colorado (a "Project") on any real property owned by the Debtor ("Property");

     Together with all the Debtor's rights and remedies thereunder, and the benefit of all covenants therein, including without limitation, the right to receive all moneys now or hereafter deposited with the Escrow Agent, pursuant to the provisions thereof;

     SECOND: All right, title and interest of the Debtor, in and to all sales contracts (the "Sales Contracts"), covering the sale of any condominium apartments, subdivided lots or residences in any Project, now or hereafter executed by the Debtor and any and all modifications or extensions thereof, and in and to any take-out commitment letters now or hereafter obtained by the Debtor for any Project, and any and all modifications and extensions thereof;

     Together with all of the Debtor's rights and remedies thereunder, and the benefit of all covenants therein, including, without limitation, the right to receive all moneys due or to become due to the Debtor under the Sales Contracts or the mortgage loans described in any such take-out commitment letters;

     THIRD: All right, title and interest of the Debtor in and to any and all loans made by the Debtor to purchasers of condominium apartments, subdivided lots or residences in any Project; any and all notes or other instruments evidencing any such loans; any and all mortgages, deeds of trust and other instruments securing any such loans; and any and all installment sales contracts or other documents evidencing the payment by any such purchasers of the purchase price for any condominium apartment, subdivided lot or residence in any Project on an installment or deferred basis (the "Purchase Money Loans");

     Together with all of the Debtor's rights and remedies thereunder, and the benefit of all covenants therein, including, without limitation, the right to receive all moneys due or to become due to the Debtor under the Purchase Money Loans;

     FOURTH: All right, title and interest of the Debtor in and to any and all construction contracts (the "Construction Contract"), entered into by and between the Debtor and any contractor involving any Project, and any and all modifications and extensions thereof;

     Together with all of the Debtor's rights and remedies thereunder, and the benefit of all covenants therein;

     FIFTH: All right, title and interest of the Debtor in and to any and all Performance Bonds and Payment Bonds (hereinafter collectively called the "Bond"), involving any Project, and any modifications and extensions thereof;

     Together with all of the Debtor's rights and remedies thereunder, and the benefit of all covenants therein;

     SIXTH: All right, title and interest of the Debtor in and to any and all architect's or engineer's agreements (the "Architect's/Engineer's Contract"), entered into by and between the Debtor and any architect or engineer relating to any Project, and any and all modifications and extensions thereof;

     Together with all of the Debtor's rights and remedies thereunder, and the benefits of all covenants therein, and also together with the plans and specifications (the "Plans and Specifications"), prepared by any architect or engineer pursuant to any Architect's/Engineer's Contract, or in connection with any Project, including any amendments, supplements or revisions thereof and the right to use and enjoy the same;

     SEVENTH: All right, title and interest of the Debtor in and to any and all property management agreements (the "Management Agreement"), executed by the Debtor for the management of any Project and in and to any modifications or extensions thereof and in and to any replacements thereof or additional or supplementary agreements concerning the physical or fiscal management of any Project;

     Together with all of the Debtor's rights and remedies thereunder, and the benefit of all covenants therein;

     EIGHTH: All right, title and interest of the Debtor in and to any and all leases, partial assignments, subleases and other contracts of conveyance (the "Leases") for any portion of any Project, any Property or any of the other items of Collateral described herein, including any and all modifications and extensions thereof;

     Together with all of the Debtor's rights and remedies thereunder, and the benefit of all covenants therein, including, without limitation thereto, the right to receive all moneys, rents or payments of every other kind due or to become due to the Debtor under the Leases;

     NINTH: All right, title and interest of the Debtor in and to any and all binders or policies of insurance of any kind (the "Insurance Policies") covering all or any portion of any Project, any Property or any of the other items of Collateral described herein, and any and all riders, amendments, extensions, renewals, supplements or revisions thereof;

     Together with all of the Debtor's rights and remedies thereunder, the benefit of all covenants therein and all proceeds therefrom;

     TENTH: All right, title and interest of the Debtor in and to any and all accounts

(as that term is defined in the Uniform Commercial Code, as enacted in the State of Colorado), and in and to any and all contract rights, with respect to, or which may in any way pertain to, any Project, any Property or the business of the Debtor (the "Accounts and Contract Rights");

     ELEVENTH: All right, title and interest of the Debtor in and to all of the Debtor's personal property of any kind, including, without limitation, all machinery, equipment and building materials, furniture, fixtures, furnishings, fittings, attachments, and appliances, including ranges, disposals, heaters, washers, dryers, dishwashers, devices and appurtenances of every kind and description, now or hereafter affixed to, placed upon, or used in connection with the construction of, the improvements on any Property, intended to be incorporated into such improvements, substantially consumed in such construction operations, or specially fabricated for incorporation in such improvements, as well as all of the Debtor's personal property of any kind and description purchased for use in connection with such improvements, whether or not affixed to or placed upon any Property, together with all additions to, substitutions for, changes in, and replacements or renewals of, the whole or any part of such property;

     TWELFTH: All right, title and interest of the Debtor in and to any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the premises by any public or quasi-public authority or corporation as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, or (c) any other injury to or decrease in the value of any Property, to the extent of all amounts which may be secured by any mortgage of any Property held by the Secured Party at the date of receipt of any such award or payment by the Secured Party, including the counsel fees, costs and disbursements incurred by the Secured Party in connection with the collection of such award or payment, the Debtor agreeing to execute and deliver, from time to time, such further instruments as may be requested by the Secured Party to confirm such assignment to the Secured Party of any such award or payment;

     THIRTEENTH: All right, title and interest of the Debtor in and to any general intangibles (as that term is defined in the Uniform Commercial Code, as enacted in the State of Colorado) with respect to, or which may in any way pertain to, any Project, any Property or the business of the Debtor, including, without limitation (i) any trade names, trademarks, prints, labels, advertising concepts and literature, and (ii) all refunds, rebates, security deposits or other expectancy under or from any account or contract; and

     FOURTEENTH: All right, title and interest of the Debtor in and to all advertising material, building permits, other permits, licenses, soils tests, appraisals and any other documents, materials or personal property of any kind now or hereafter existing for any Project, any Property or the business of the Debtor belonging to the Debtor;

     The Escrow Agreement, the Sales Contracts, the Purchase Money Loans, the Construction Contract, the Bond, the Architect's/Engineer's Contract, the Management Agreement, the Leases, the Insurance Policies and the Accounts and Contract Rights are hereinafter sometimes collectively called the "Contracts". The Plans and Specifications and all articles of property described in items ELEVENTH through FOURTEENTH are hereinafter sometimes collectively called the "Personal Property".